Exhibit 99.2

Quarterly Financial Supplement - 1Q2016

April 27, 2016

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-15	Jun-15	Sep-15	Dec-15	Mar-16

Assets
Investments:
Fixed maturities, available for sale, at fair value	$21,058.4	$20,224.8	$20,144.5	$19,882.9	$20,105.1
Equity securities at fair value	427.8	433.3	437.3	463.0	610.7
Mortgage loans	1,699.7	1,665.5	1,712.6	1,721.0	1,700.8
Policy loans	107.1	108.1	109.5	109.4	110.1
Trading securities	252.3	257.5	257.5	262.1	285.2
Investments held by variable interest entities	1,499.8	1,565.6	1,488.1	1,633.6	1,691.0
Other invested assets	453.4	435.4	395.6	415.1	433.4
Total investments	25,498.5	24,690.2	24,545.1	24,487.1	24,936.3
Cash and cash equivalents - unrestricted	426.9	453.9	613.8	432.3	635.7
Cash and cash equivalents held by variable interest entities	158.5	150.6	106.9	364.4	190.1
Accrued investment income	257.2	240.4	260.7	237.0	247.7
Present value of future profits	472.4	465.1	454.4	449.0	432.2
Deferred acquisition costs	767.2	877.4	909.1	1,083.3	954.8
Reinsurance receivables	2,958.0	2,925.0	2,903.3	2,859.3	2,839.4
Income tax assets, net	669.5	827.8	862.3	898.8	828.8
Assets held in separate accounts	5.5	5.4	5.0	4.7	4.6
Other assets	351.6	382.3	320.6	309.2	388.4
Total assets	$31,565.3	$31,018.1	$30,981.2	$31,125.1	$31,458.0
Liabilities
Liabilities for insurance products:
Policyholder account balances	$10,697.8	$10,689.3	$10,728.0	$10,762.3	$10,772.4
Future policy benefits	10,962.8	10,588.9	10,691.6	10,602.1	10,768.7
Liability for policy and contract claims	474.1	484.5	484.1	487.8	488.7
Unearned and advanced premiums	278.9	268.6	281.4	286.3	292.0
Liabilities related to separate accounts	5.5	5.4	5.0	4.7	4.6
Other liabilities	667.1	742.5	739.1	707.8	788.9
Investment borrowings	1,518.9	1,518.9	1,543.7	1,548.1	1,548.0
Borrowings related to variable interest entities	1,444.8	1,446.6	1,427.5	1,676.4	1,656.6
Notes payable - direct corporate obligations	761.8	909.2	909.8	911.1	911.5
Total liabilities	26,811.7	26,653.9	26,810.2	26,986.6	27,231.4
Shareholders' equity
Common stock	2.0	1.9	1.9	1.8	1.8
Additional paid-in capital	3,648.1	3,554.9	3,435.8	3,386.8	3,304.3
Retained earnings	169.3	202.4	222.9	347.1	380.0
Total shareholders' equity before accumulated other comprehensive income	3,819.4	3,759.2	3,660.6	3,735.7	3,686.1
Accumulated other comprehensive income	934.2	605.0	510.4	402.8	540.5
Total shareholders' equity	4,753.6	4,364.2	4,171.0	4,138.5	4,226.6
Total liabilities and shareholders' equity	$31,565.3	$31,018.1	$30,981.2	$31,125.1	$31,458.0

	1Q15	2Q15	3Q15	4Q15	1Q16

Book value per share at period-end (1) (2)	$19.23	$19.43	$19.60	$20.30	$20.58

Book value per diluted share (1) (3)	$19.05	$19.21	$19.38	$20.05	$20.38

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Revenues
Insurance policy income	$636.5	$640.1	$640.6	$638.8	$2,556.0	$644.4
Net investment income (loss):
General account assets	300.1	302.1	298.2	303.2	1,203.6	291.0
Policyholder and other special-purpose portfolios	16.6	11.8	(27.6)	29.2	30.0	11.7
Realized investment gains (losses):
Net realized investment gains (losses), excluding impairment losses	(1.1)	(2.2)	(7.2)	2.5	(8.0)	9.1
Other-than-temporary impairments:
Total other-than-temporary impairment losses	(1.3)	(7.9)	(15.4)	(18.3)	(42.9)	(10.0)
Portion of other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	—	3.0	—	3.0	—
Net impairment losses recognized	(1.3)	(7.9)	(12.4)	(18.3)	(39.9)	(10.0)
Gain on dissolution of a variable interest entity	11.3	—	—	—	11.3	—
Total realized gains (losses)	8.9	(10.1)	(19.6)	(15.8)	(36.6)	(0.9)
Fee revenue and other income	16.2	15.6	12.9	14.2	58.9	14.2
Total revenues	978.3	959.5	904.5	969.6	3,811.9	960.4

Benefits and expenses
Insurance policy benefits	606.0	568.3	582.1	551.9	2,308.3	619.0
Transition expenses	4.5	4.5	—	—	9.0	—
Interest expense	21.5	25.3	23.9	24.2	94.9	27.7
Amortization	66.1	73.7	55.8	64.4	260.0	62.1
Loss on extinguishment of debt	—	32.8	—	—	32.8	—
Other operating costs and expenses	197.9	182.2	190.3	168.8	739.2	211.1
Total benefits and expenses	896.0	886.8	852.1	809.3	3,444.2	919.9

Income before income taxes	82.3	72.7	52.4	160.3	367.7	40.5
Income tax expense on period income	29.5	25.9	18.6	55.5	129.5	15.0
Valuation allowance for deferred tax assets	—	—	—	(32.5)	(32.5)	(20.0)
Net income	$52.8	$46.8	$33.8	$137.3	$270.7	$45.5

CNO Financial Group, Inc.
Operating results ($ in millions, except per share amounts)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

EBIT (4):
Bankers Life	$82.2	$86.4	$79.8	$121.2	$369.6	$77.6
Washington National	28.5	20.1	30.6	32.3	111.5	26.3
Colonial Penn	(5.9)	4.2	0.6	6.7	5.6	(6.8)
EBIT from business segments	104.8	110.7	111.0	160.2	486.7	97.1
Corporate operations, excluding corporate interest expense	(1.3)	(5.0)	(11.9)	(0.7)	(18.9)	(8.1)
EBIT	103.5	105.7	99.1	159.5	467.8	89.0
Corporate interest expense	(10.5)	(11.9)	(11.3)	(11.3)	(45.0)	(11.4)
Operating earnings before taxes	93.0	93.8	87.8	148.2	422.8	77.6
Tax expense on operating income	32.9	33.0	31.0	51.2	148.1	28.0
Net operating income (5)	60.1	60.8	56.8	97.0	274.7	49.6
Net realized investment gains (losses) (net of related amortization and taxes)	(1.4)	(6.8)	(12.3)	(10.3)	(30.8)	(0.6)
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	(8.3)	16.8	(10.2)	9.4	7.7	(19.2)
Fair value changes related to agent deferred compensation plan (net of taxes)	—	—	—	9.8	9.8	(3.9)
Loss on extinguishment of debt (net of taxes)	—	(21.3)	—	—	(21.3)	—
Valuation allowance for deferred tax assets	—	—	—	32.5	32.5	20.0
Other	2.4	(2.7)	(0.5)	(1.1)	(1.9)	(0.4)
Net income	$52.8	$46.8	$33.8	$137.3	$270.7	$45.5

Per diluted share:
Net operating income	$.30	$.31	$.30	$.52	$1.41	$.27
Net realized investment gains (losses) (net of related amortization and taxes)	(.01)	(.03)	(.07)	(.05)	(.16)	—
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	(.04)	.08	(.05)	.05	.04	(.11)
Fair value changes related to agent deferred compensation plan (net of taxes)	—	—	—	.05	.05	(.02)
Loss on extinguishment of debt (net of taxes)	—	(.11)	—	—	(.11)	—
Valuation allowance for deferred tax assets	—	—	—	.17	.17	.11
Other	.01	(.01)	—	(.01)	(.01)	—
Net income	$.26	$.24	$.18	$.73	$1.39	$.25

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q15	2Q15	3Q15	4Q15	2015	1Q16
(000s)

Basic
Shares outstanding, beginning of period	203,324.5	198,631.9	193,467.7	186,741.8	203,324.5	184,028.5
Weighted average shares issued during the period:
Shares repurchased	(3,011.2)	(2,938.7)	(3,306.4)	(1,190.1)	(11,087.0)	(3,839.6)
Stock options exercised and vested restricted and performance stock	251.2	164.4	100.9	56.8	1,009.9	233.9
Shares withheld for the payment of taxes on the vesting of restricted stock	(73.8)	(0.4)	(2.7)	(0.2)	(193.5)	(72.5)
Weighted average basic shares outstanding during the period	200,490.7	195,857.2	190,259.5	185,608.3	193,053.9	180,350.3
Basic shares outstanding, end of period	198,631.9	193,467.7	186,741.8	184,028.5	184,028.5	179,098.4
Diluted
Weighted average basic shares outstanding	200,490.7	195,857.2	190,259.5	185,608.3	193,053.9	180,350.3
Common stock equivalent shares related to:
Stock options, restricted stock and performance units	1,783.9	2,215.8	2,105.8	2,342.4	2,112.0	1,777.8
Weighted average diluted shares outstanding during the period	202,274.6	198,073.0	192,365.3	187,950.7	195,165.9	182,128.1
Diluted shares outstanding, end of period	200,489.1	195,711.3	188,918.7	186,340.4	186,340.4	180,902.3

EBIT from Business Segments Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.

EBIT from In-Force Business	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Revenues
Insurance policy income	$549.8	$549.7	$553.1	$553.7	$2,206.3	$559.2
Net investment income	295.6	293.9	260.3	309.4	1,159.2	281.7
Fee revenue and other income	5.8	5.8	6.2	7.0	24.8	6.1
Total revenues	851.2	849.4	819.6	870.1	3,390.3	847.0

Benefits and expenses
Insurance policy benefits (7)	531.3	544.7	505.9	516.9	2,098.8	526.5
Interest expense	2.5	2.6	2.7	3.1	10.9	3.8
Amortization	65.0	57.8	55.1	52.9	230.8	64.2
Other operating costs and expenses	84.6	84.8	91.7	88.4	349.5	90.1
Total benefits and expenses	683.4	689.9	655.4	661.3	2,690.0	684.6
EBIT from In-Force Business	$167.8	$159.5	$164.2	$208.8	$700.3	$162.4

EBIT from New Business

Revenues
Insurance policy income	$86.7	$90.4	$87.5	$85.1	$349.7	$85.2
Net investment income	7.2	5.2	4.9	4.8	22.1	4.1
Fee revenue and other income	1.2	1.2	1.3	1.5	5.2	1.2
Total revenues	95.1	96.8	93.7	91.4	377.0	90.5

Benefits and expenses
Insurance policy benefits (7)	57.8	57.6	55.7	54.1	225.2	54.5
Interest expense	—	—	—	—	—	—
Amortization	5.5	7.3	6.1	7.0	25.9	6.3
Other operating costs and expenses	94.8	80.7	85.1	78.9	339.5	95.0
Total benefits and expenses	158.1	145.6	146.9	140.0	590.6	155.8
EBIT from New Business	$(63.0)	$(48.8)	$(53.2)	$(48.6)	$(213.6)	$(65.3)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$636.5	$640.1	$640.6	$638.8	$2,556.0	$644.4
Net investment income	302.8	299.1	265.2	314.2	1,181.3	285.8
Fee revenue and other income	7.0	7.0	7.5	8.5	30.0	7.3
Total revenues	946.3	946.2	913.3	961.5	3,767.3	937.5

Benefits and expenses
Insurance policy benefits	589.1	602.3	561.6	571.0	2,324.0	581.0
Interest expense	2.5	2.6	2.7	3.1	10.9	3.8
Amortization	70.5	65.1	61.2	59.9	256.7	70.5
Other operating costs and expenses	179.4	165.5	176.8	167.3	689.0	185.1
Total benefits and expenses	841.5	835.5	802.3	801.3	3,280.6	840.4
EBIT from In-Force and New Business	$104.8	$110.7	$111.0	$160.2	$486.7	$97.1

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Insurance policy income	$412.7	$413.9	$412.5	$409.6	$1,648.7	$413.2
Net investment income (loss):
General account invested assets	229.2	230.9	227.4	231.2	918.7	222.0
Fixed index products	(2.7)	(5.7)	(31.1)	5.5	(34.0)	(7.8)
Fee revenue and other income	6.3	6.5	7.0	7.9	27.7	6.6
Total revenues	645.5	645.6	615.8	654.2	2,561.1	634.0

Insurance policy benefits	363.4	371.7	370.4	337.0	1,442.5	360.2
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	30.3	30.0	29.3	28.9	118.5	28.1
Cost of options to fund index credits, net of forfeitures	14.3	14.0	16.9	15.1	60.3	16.9
Market value changes credited to policyholders	(2.7)	(5.0)	(30.5)	5.3	(32.9)	(8.2)
Amortization related to operations	51.6	47.7	44.1	43.7	187.1	51.5
Interest expense on investment borrowings	2.1	2.1	2.2	2.4	8.8	2.9
Other operating costs and expenses	104.3	98.7	103.6	100.6	407.2	105.0
Total benefits and expenses	563.3	559.2	536.0	533.0	2,191.5	556.4
EBIT (4)	$82.2	$86.4	$79.8	$121.2	$369.6	$77.6

Health underwriting margins (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Medicare supplement:
Earned premium	$193.2	$192.6	$192.7	$191.8	$770.3	$192.7
Benefit ratio	67.4%	68.7%	71.5%	70.8%	69.6%	71.1%
Underwriting margin (earned premium less policy benefits)	$63.1	$60.2	$54.8	$56.1	$234.2	$55.7

Long-term care:
Earned premium	$122.6	$120.5	$119.0	$118.6	$480.7	$118.5
Benefit ratio before interest income on reserves	137.8%	140.7%	141.1%	137.1%	139.2%	132.9%
Interest-adjusted benefit ratio	83.0%	84.6%	83.8%	79.6%	82.8%	75.3%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$20.8	$18.6	$19.3	$24.2	$82.9	$29.3

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Fixed index annuities	$3,952.1	$4,023.6	$4,112.5	$4,213.5	$4,075.5	$4,327.5
Fixed interest annuities	3,623.5	3,523.9	3,436.8	3,367.1	3,487.8	3,297.5
SPIAs and supplemental contracts:
Mortality based	194.4	190.8	187.9	185.0	189.5	181.4
Deposit based	152.3	153.7	153.9	155.2	153.8	155.3
Health:
Long-term care	5,067.8	4,955.0	4,823.4	4,818.8	4,916.2	4,814.2
Medicare supplement	336.9	327.6	325.1	334.3	331.0	339.3
Other health	47.7	46.9	47.7	48.5	47.7	48.7
Life:
Interest sensitive	614.9	635.3	652.3	669.3	643.0	689.2
Non-interest sensitive	911.6	931.1	952.3	971.0	941.5	989.7
Total average liabilities for insurance products, net of reinsurance ceded	$14,901.2	$14,787.9	$14,691.9	$14,762.7	$14,786.0	$14,842.8

Annuities - account value rollforwards (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Fixed index annuities
Balance as of the beginning of the period	$3,772.5	$3,861.3	$3,969.2	$4,099.5	$3,772.5	$4,220.2
Gross deposits	150.3	166.5	192.2	197.8	706.8	199.9
Withdrawals	(92.0)	(85.5)	(81.7)	(91.0)	(350.2)	(97.4)
Returns reinvested	30.5	26.9	19.8	13.9	91.1	2.8
Balance as of the end of the period	$3,861.3	$3,969.2	$4,099.5	$4,220.2	$4,220.2	$4,325.5

Fixed interest annuities
Balance as of the beginning of the period	$3,670.8	$3,574.1	$3,471.5	$3,399.8	$3,670.8	$3,331.9
Gross deposits	20.1	18.9	21.5	26.5	87.0	30.7
Withdrawals	(140.2)	(144.5)	(116.0)	(116.6)	(517.3)	(123.2)
Returns reinvested	23.4	23.0	22.8	22.2	91.4	21.2
Balance as of the end of the period	$3,574.1	$3,471.5	$3,399.8	$3,331.9	$3,331.9	$3,260.6

Total annuities
Balance as of the beginning of the period	$7,443.3	$7,435.4	$7,440.7	$7,499.3	$7,443.3	$7,552.1
Gross deposits	170.4	185.4	213.7	224.3	793.8	230.6
Withdrawals	(232.2)	(230.0)	(197.7)	(207.6)	(867.5)	(220.6)
Returns reinvested	53.9	49.9	42.6	36.1	182.5	24.0
Balance as of the end of the period	$7,435.4	$7,440.7	$7,499.3	$7,552.1	$7,552.1	$7,586.1

CNO Financial Group, Inc.
Bankers Life
Present value of future profits (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Balance, beginning of period	$128.4	$122.0	$118.6	$114.8	$128.4	$114.9
Amortization related to operations	(10.5)	(10.1)	(8.3)	(9.7)	(38.6)	(9.9)
Amortization related to net realized investment (gains) losses	—	—	—	—	—	—
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	4.1	6.7	4.5	9.8	25.1	1.2
Balance, end of period	$122.0	$118.6	$114.8	$114.9	$114.9	$106.2

Deferred acquisition costs (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Balance, beginning of period	$456.6	$445.1	$536.3	$557.7	$456.6	$718.2
Deferred acquisition expenses	39.4	41.2	41.8	45.6	168.0	40.3
Amortization related to operations	(41.1)	(37.6)	(35.8)	(34.0)	(148.5)	(41.6)
Amortization related to net realized investment (gains) losses	0.2	(0.2)	0.6	(0.1)	0.5	0.1
Amortization related to fair value changes in embedded derivative liabilities	3.6	(7.4)	4.5	(3.9)	(3.2)	7.6
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	(13.6)	95.2	10.3	152.9	244.8	(142.2)
Balance, end of period	$445.1	$536.3	$557.7	$718.2	$718.2	$582.4

Bankers Life Segment EBIT
Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Revenues
Insurance policy income	$357.9	$356.4	$358.0	$357.5	$1,429.8	$361.4
Net investment income	219.3	220.0	191.4	231.9	862.6	210.1
Fee revenue and other income	5.1	5.3	5.7	6.4	22.5	5.4
Total revenues	582.3	581.7	555.1	595.8	2,314.9	576.9

Benefits and expenses
Insurance policy benefits	365.9	372.0	349.4	351.2	1,438.5	362.0
Interest expense	2.1	2.1	2.2	2.4	8.8	2.9
Amortization	47.5	41.9	39.5	38.1	167.0	46.8
Other operating costs and expenses	44.5	44.2	50.5	47.7	186.9	46.8
Total benefits and expenses	460.0	460.2	441.6	439.4	1,801.2	458.5
EBIT from In-Force Business	$122.3	$121.5	$113.5	$156.4	$513.7	$118.4

EBIT from New Business

Revenues
Insurance policy income	$54.8	$57.5	$54.5	$52.1	$218.9	$51.8
Net investment income	7.2	5.2	4.9	4.8	22.1	4.1
Fee revenue and other income	1.2	1.2	1.3	1.5	5.2	1.2
Total revenues	63.2	63.9	60.7	58.4	246.2	57.1

Benefits and expenses
Insurance policy benefits	39.4	38.7	36.7	35.1	149.9	35.0
Interest expense	—	—	—	—	—	—
Amortization	4.1	5.8	4.6	5.6	20.1	4.7
Other operating costs and expenses	59.8	54.5	53.1	52.9	220.3	58.2
Total benefits and expenses	103.3	99.0	94.4	93.6	390.3	97.9
EBIT from New Business	$(40.1)	$(35.1)	$(33.7)	$(35.2)	$(144.1)	$(40.8)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$412.7	$413.9	$412.5	$409.6	$1,648.7	$413.2
Net investment income	226.5	225.2	196.3	236.7	884.7	214.2
Fee revenue and other income	6.3	6.5	7.0	7.9	27.7	6.6
Total revenues	645.5	645.6	615.8	654.2	2,561.1	634.0

Benefits and expenses
Insurance policy benefits	405.3	410.7	386.1	386.3	1,588.4	397.0
Interest expense	2.1	2.1	2.2	2.4	8.8	2.9
Amortization	51.6	47.7	44.1	43.7	187.1	51.5
Other operating costs and expenses	104.3	98.7	103.6	100.6	407.2	105.0
Total benefits and expenses	563.3	559.2	536.0	533.0	2,191.5	556.4
EBIT from In-Force and New Business	$82.2	$86.4	$79.8	$121.2	$369.6	$77.6

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Insurance policy income	$159.5	$159.6	$162.1	$162.6	$643.8	$162.1
Net investment income (loss):
General account invested assets	64.6	63.3	63.7	64.4	256.0	61.7
Fixed index products	0.6	(0.2)	(3.2)	0.6	(2.2)	(1.2)
Trading account income related to policyholder accounts	0.4	—	(2.1)	1.5	(0.2)	0.1
Fee revenue and other income	0.4	0.3	0.3	0.3	1.3	0.3
Total revenues	225.5	223.0	220.8	229.4	898.7	223.0

Insurance policy benefits	129.0	138.9	130.2	130.3	528.4	129.1
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	3.7	3.7	3.6	3.6	14.6	3.5
Cost of options to fund index credits, net of forfeitures	1.5	1.5	1.5	1.8	6.3	1.7
Market value changes credited to policyholders	1.0	(0.3)	(5.5)	2.1	(2.7)	(0.8)
Amortization related to operations	15.3	13.7	13.5	12.7	55.2	15.1
Interest expense on investment borrowings	0.4	0.5	0.5	0.6	2.0	0.8
Other operating costs and expenses	46.1	44.9	46.4	46.0	183.4	47.3
Total benefits and expenses	197.0	202.9	190.2	197.1	787.2	196.7
EBIT (4)	$28.5	$20.1	$30.6	$32.3	$111.5	$26.3

Health underwriting margins (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Medicare supplement:
Earned premium	$19.4	$18.3	$18.5	$17.4	$73.6	$16.3
Benefit ratio	63.2%	64.6%	68.7%	63.8%	65.0%	65.1%
Underwriting margin (earned premium less policy benefits)	$7.1	$6.5	$5.8	$6.3	$25.7	$5.7

Supplemental health and other:
Earned premium	$132.8	$134.4	$136.6	$138.0	$541.8	$139.2
Benefit ratio before interest income on reserves	82.4%	90.3%	81.7%	81.8%	84.0%	81.2%
Interest-adjusted benefit ratio	57.6%	65.7%	57.4%	57.5%	59.6%	57.7%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$56.2	$46.1	$58.2	$58.6	$219.1	$58.9

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Fixed index annuities	$401.0	$391.9	$380.8	$370.5	$386.0	$363.5
Fixed interest annuities	124.9	121.4	116.6	113.4	119.1	111.2
SPIAs and supplemental contracts:
Mortality based	267.5	261.7	254.3	250.2	258.4	248.5
Deposit based	257.3	259.9	261.4	263.6	260.5	265.5
Separate Accounts	5.5	5.4	5.2	4.8	5.2	4.7
Health:
Supplemental health	2,455.3	2,478.6	2,508.2	2,533.8	2,494.0	2,558.0
Medicare supplement	33.5	30.9	29.6	30.1	30.9	29.5
Other health	15.1	14.9	14.9	14.5	15.0	14.3
Life:
Interest sensitive	153.5	152.2	151.2	150.6	151.9	150.5
Non-interest sensitive	188.4	186.5	184.9	183.8	185.9	182.3
Total average liabilities for insurance products, net of reinsurance ceded	$3,902.0	$3,903.4	$3,907.1	$3,915.3	$3,906.9	$3,928.0

Present value of future profits (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Balance, beginning of period	$314.2	$304.9	$301.9	$296.0	$314.2	$290.2
Amortization related to operations	(7.0)	(6.6)	(5.9)	(6.1)	(25.6)	(6.5)
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	(2.3)	3.6	—	0.3	1.6	(0.3)
Balance, end of period	$304.9	$301.9	$296.0	$290.2	$290.2	$283.4

Deferred acquisition costs (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Balance, beginning of period	$240.2	$245.4	$260.8	$268.6	$240.2	$280.0
Deferred acquisition expenses	13.7	15.2	14.7	14.0	57.6	14.3
Amortization related to operations	(8.3)	(7.1)	(7.6)	(6.6)	(29.6)	(8.6)
Amortization related to net realized investment (gains) losses	—	(0.1)	—	0.1	—	(0.2)
Amortization related to fair value changes in embedded derivative liabilities	0.6	(0.9)	0.3	(0.6)	(0.6)	0.9
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	(0.8)	8.3	0.4	4.5	12.4	(4.1)
Balance, end of period	$245.4	$260.8	$268.6	$280.0	$280.0	$282.3

Washington National Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Revenues
Insurance policy income	$140.0	$139.7	$142.1	$142.7	$564.5	$142.5
Net investment income	65.6	63.1	58.4	66.5	253.6	60.6
Fee revenue and other income	0.4	0.3	0.3	0.3	1.3	0.3
Total revenues	206.0	203.1	200.8	209.5	819.4	203.4

Benefits and expenses
Insurance policy benefits (7)	123.9	132.4	118.3	126.3	500.9	122.4
Interest expense	0.4	0.5	0.5	0.6	2.0	0.8
Amortization	14.1	12.4	12.2	11.4	50.1	13.7
Other operating costs and expenses	32.7	33.1	34.0	33.6	133.4	35.2
Total benefits and expenses	171.1	178.4	165.0	171.9	686.4	172.1
EBIT from In-Force Business	$34.9	$24.7	$35.8	$37.6	$133.0	$31.3

EBIT from New Business

Revenues
Insurance policy income	$19.5	$19.9	$20.0	$19.9	$79.3	$19.6
Net investment income	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—
Total revenues	19.5	19.9	20.0	19.9	79.3	19.6

Benefits and expenses
Insurance policy benefits (7)	11.3	11.4	11.5	11.5	45.7	11.1
Interest expense	—	—	—	—	—	—
Amortization	1.2	1.3	1.3	1.3	5.1	1.4
Other operating costs and expenses	13.4	11.8	12.4	12.4	50.0	12.1
Total benefits and expenses	25.9	24.5	25.2	25.2	100.8	24.6
EBIT from New Business	$(6.4)	$(4.6)	$(5.2)	$(5.3)	$(21.5)	$(5.0)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$159.5	$159.6	$162.1	$162.6	$643.8	$162.1
Net investment income	65.6	63.1	58.4	66.5	253.6	60.6
Fee revenue and other income	0.4	0.3	0.3	0.3	1.3	0.3
Total revenues	225.5	223.0	220.8	229.4	898.7	223.0

Benefits and expenses
Insurance policy benefits	135.2	143.8	129.8	137.8	546.6	133.5
Interest expense	0.4	0.5	0.5	0.6	2.0	0.8
Amortization	15.3	13.7	13.5	12.7	55.2	15.1
Other operating costs and expenses	46.1	44.9	46.4	46.0	183.4	47.3
Total benefits and expenses	197.0	202.9	190.2	197.1	787.2	196.7
EBIT from In-Force and New Business	$28.5	$20.1	$30.6	$32.3	$111.5	$26.3

CNO Financial Group, Inc.
Colonial Penn
Analysis of income (loss) before taxes (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Insurance policy income	$64.3	$66.6	$66.0	$66.6	$263.5	$69.1
Net investment income on general account invested assets	10.7	10.8	10.5	11.0	43.0	11.0
Fee revenue and other income	0.3	0.2	0.2	0.3	1.0	0.4
Total revenues	75.3	77.6	76.7	77.9	307.5	80.5

Insurance policy benefits	48.3	47.8	45.5	46.7	188.3	50.4
Amounts added to annuity and interest-sensitive life product account balances	0.3	—	0.2	0.2	0.7	0.1
Amortization related to operations	3.6	3.7	3.6	3.5	14.4	3.9
Interest expense on investment borrowings	—	—	—	0.1	0.1	0.1
Other operating costs and expenses	29.0	21.9	26.8	20.7	98.4	32.8
Total benefits and expenses	81.2	73.4	76.1	71.2	301.9	87.3
EBIT (4)	$(5.9)	$4.2	$0.6	$6.7	$5.6	$(6.8)

Average liabilities for insurance products (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

SPIAs - mortality based	$76.2	$74.1	$71.7	$70.7	$73.1	$71.2
Health:
Medicare supplement	8.5	8.0	7.2	7.0	7.7	6.8
Other health	4.5	4.5	4.4	4.4	4.4	4.3
Life:
Interest sensitive	16.6	16.5	16.4	16.3	16.5	16.2
Non-interest sensitive	661.5	667.5	673.5	677.9	670.1	680.6
Total average liabilities for insurance products, net of reinsurance ceded	$767.3	$770.6	$773.2	$776.3	$771.8	$779.1

Present value of future profits (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Balance, beginning of period	$46.8	$45.5	$44.6	$43.6	$46.8	$43.9
Amortization related to operations	(1.4)	(1.4)	(1.2)	(0.9)	(4.9)	(1.3)
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	0.1	0.5	0.2	1.2	2.0	—
Balance, end of period	$45.5	$44.6	$43.6	$43.9	$43.9	$42.6

Deferred acquisition costs (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Balance, beginning of period	$73.8	$76.7	$80.3	$82.8	$73.8	$85.1
Deferred acquisition expenses	5.1	5.9	4.9	4.9	20.8	7.6
Amortization related to operations	(2.2)	(2.3)	(2.4)	(2.6)	(9.5)	(2.6)
Balance, end of period	$76.7	$80.3	$82.8	$85.1	$85.1	$90.1

Colonial Penn Segment EBIT
Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Revenues
Insurance policy income	$51.9	$53.6	$53.0	$53.5	$212.0	$55.3
Net investment income	10.7	10.8	10.5	11.0	43.0	11.0
Fee revenue and other income	0.3	0.2	0.2	0.3	1.0	0.4
Total revenues	62.9	64.6	63.7	64.8	256.0	66.7

Benefits and expenses
Insurance policy benefits	41.5	40.3	38.2	39.4	159.4	42.1
Interest expense	—	—	—	0.1	0.1	0.1
Amortization	3.4	3.5	3.4	3.4	13.7	3.7
Other operating costs and expenses	7.4	7.5	7.2	7.1	29.2	8.1
Total benefits and expenses	52.3	51.3	48.8	50.0	202.4	54.0
EBIT from In-Force Business	$10.6	$13.3	$14.9	$14.8	$53.6	$12.7

EBIT from New Business

Revenues
Insurance policy income	$12.4	$13.0	$13.0	$13.1	$51.5	$13.8
Net investment income	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—
Total revenues	12.4	13.0	13.0	13.1	51.5	13.8

Benefits and expenses
Insurance policy benefits	7.1	7.5	7.5	7.5	29.6	8.4
Interest expense	—	—	—	—	—	—
Amortization	0.2	0.2	0.2	0.1	0.7	0.2
Other operating costs and expenses	21.6	14.4	19.6	13.6	69.2	24.7
Total benefits and expenses	28.9	22.1	27.3	21.2	99.5	33.3
EBIT from New Business	$(16.5)	$(9.1)	$(14.3)	$(8.1)	$(48.0)	$(19.5)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$64.3	$66.6	$66.0	$66.6	$263.5	$69.1
Net investment income	10.7	10.8	10.5	11.0	43.0	11.0
Fee revenue and other income	0.3	0.2	0.2	0.3	1.0	0.4
Total revenues	75.3	77.6	76.7	77.9	307.5	80.5

Benefits and expenses
Insurance policy benefits	48.6	47.8	45.7	46.9	189.0	50.5
Interest expense	—	—	—	0.1	0.1	0.1
Amortization	3.6	3.7	3.6	3.5	14.4	3.9
Other operating costs and expenses	29.0	21.9	26.8	20.7	98.4	32.8
Total benefits and expenses	81.2	73.4	76.1	71.2	301.9	87.3
EBIT from In-Force and New Business	$(5.9)	$4.2	$0.6	$6.7	$5.6	$(6.8)

CNO Financial Group, Inc.
Corporate Operations
Analysis of loss before taxes (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Net investment income (loss):
General investment portfolio	$1.8	$1.4	$1.6	$2.1	$6.9	$1.3
Other special-purpose portfolios	4.9	1.4	(7.7)	5.8	4.4	2.7
Fee revenue and other income	1.9	2.2	2.1	2.4	8.6	2.5
Interest expense on investment borrowings	—	(0.1)	(0.1)	—	(0.2)	—
Other operating costs and expenses	(9.9)	(9.9)	(7.8)	(11.0)	(38.6)	(14.6)
Corporate operations, excluding corporate interest expense	(1.3)	(5.0)	(11.9)	(0.7)	(18.9)	(8.1)
Interest expense on corporate debt	(10.5)	(11.9)	(11.3)	(11.3)	(45.0)	(11.4)
Operating loss before taxes	$(11.8)	$(16.9)	$(23.2)	$(12.0)	$(63.9)	$(19.5)

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Annuities

Fixed index (first-year)	$150.2	$166.4	$192.2	$197.8	$706.6	$199.9

Other fixed interest (first-year)	20.0	18.6	23.0	28.0	89.6	31.9
Other fixed interest (renewal)	1.5	2.1	1.3	1.9	6.8	1.8
Subtotal - other fixed interest annuities	21.5	20.7	24.3	29.9	96.4	33.7

Total annuities	171.7	187.1	216.5	227.7	803.0	233.6

Health

Medicare supplement (first-year)	19.4	20.0	20.3	20.6	80.3	18.4
Medicare supplement (renewal)	160.9	156.3	169.9	172.0	659.1	168.5
Subtotal - Medicare supplement	180.3	176.3	190.2	192.6	739.4	186.9

Long-term care (first-year)	4.0	4.0	4.4	4.3	16.7	4.4
Long-term care (renewal)	114.1	115.6	117.6	112.6	459.9	115.2
Subtotal - long-term care	118.1	119.6	122.0	116.9	476.6	119.6

Supplemental health (first-year)	1.5	1.6	1.6	1.4	6.1	1.3
Supplemental health (renewal)	2.9	3.2	3.5	3.5	13.1	3.7
Subtotal - supplemental health	4.4	4.8	5.1	4.9	19.2	5.0

Other health (first-year)	—	0.1	—	—	0.1	—
Other health (renewal)	1.8	1.7	1.8	1.7	7.0	1.6
Subtotal - other health	1.8	1.8	1.8	1.7	7.1	1.6

Total health	304.6	302.5	319.1	316.1	1,242.3	313.1

Life insurance

Traditional (first-year)	20.5	22.1	21.7	18.7	83.0	20.8
Traditional (renewal)	46.1	48.0	50.3	49.5	193.9	50.2
Subtotal - traditional	66.6	70.1	72.0	68.2	276.9	71.0

Interest-sensitive (first-year)	21.9	22.7	18.9	19.8	83.3	17.8
Interest-sensitive (renewal)	19.4	21.5	22.2	22.7	85.8	25.2
Subtotal - interest-sensitive	41.3	44.2	41.1	42.5	169.1	43.0

Total life insurance	107.9	114.3	113.1	110.7	446.0	114.0

Collections on insurance products

Total first-year premium collections on insurance products	237.5	255.5	282.1	290.6	1,065.7	294.5
Total renewal premium collections on insurance products	346.7	348.4	366.6	363.9	1,425.6	366.2

Total collections on insurance products	$584.2	$603.9	$648.7	$654.5	$2,491.3	$660.7

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Health

Medicare supplement (renewal)	$18.2	$17.1	$19.4	$17.9	$72.6	$16.4

Supplemental health (first-year)	18.2	19.1	19.1	18.5	74.9	18.5
Supplemental health (renewal)	114.5	117.0	119.5	118.9	469.9	122.6
Subtotal - supplemental health	132.7	136.1	138.6	137.4	544.8	141.1

Other health (first-year)	—	0.1	—	0.1	0.2	—
Other health (renewal)	0.5	0.5	0.4	0.6	2.0	0.5
Subtotal - other health	0.5	0.6	0.4	0.7	2.2	0.5

Total health	151.4	153.8	158.4	156.0	619.6	158.0

Life insurance

Traditional (first-year)	0.1	0.3	0.1	0.2	0.7	0.2
Traditional (renewal)	3.0	2.7	3.0	2.7	11.4	2.6
Subtotal - traditional	3.1	3.0	3.1	2.9	12.1	2.8

Interest-sensitive (first-year)	0.9	1.2	1.0	1.2	4.3	1.4
Interest-sensitive (renewal)	2.9	2.8	2.6	3.0	11.3	3.0
Subtotal - interest-sensitive	3.8	4.0	3.6	4.2	15.6	4.4

Total life insurance	6.9	7.0	6.7	7.1	27.7	7.2

Annuities

Fixed index (first-year)	—	0.1	—	—	0.1	—
Fixed index (renewal)	0.3	0.8	0.2	0.5	1.8	0.2
Subtotal - fixed index annuities	0.3	0.9	0.2	0.5	1.9	0.2

Other fixed interest (renewal)	0.1	0.2	0.2	—	0.5	0.1

Total annuities	0.4	1.1	0.4	0.5	2.4	0.3

Collections on insurance products

Total first-year premium collections on insurance products	19.2	20.8	20.2	20.0	80.2	20.1
Total renewal premium collections on insurance products	139.5	141.1	145.3	143.6	569.5	145.4

Total collections on insurance products	$158.7	$161.9	$165.5	$163.6	$649.7	$165.5

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Life insurance

Traditional (first-year)	$12.6	$12.8	$13.2	$12.9	$51.5	$14.0
Traditional (renewal)	51.7	51.4	52.8	52.3	208.2	55.4
Subtotal - traditional	64.3	64.2	66.0	65.2	259.7	69.4

Interest-sensitive (all renewal)	0.1	0.1	—	—	0.2	0.1

Total life insurance	64.4	64.3	66.0	65.2	259.9	69.5

Health (all renewal)

Medicare supplement	0.7	0.7	0.6	0.7	2.7	0.5

Other health	—	0.1	0.1	0.1	0.3	0.1

Total health	0.7	0.8	0.7	0.8	3.0	0.6

Collections on insurance products

Total first-year premium collections on insurance products	12.6	12.8	13.2	12.9	51.5	14.0
Total renewal premium collections on insurance products	52.5	52.3	53.5	53.1	211.4	56.1

Total collections on insurance products	$65.1	$65.1	$66.7	$66.0	$262.9	$70.1

CNO Financial Group, Inc.
New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q15	2Q15	3Q15	4Q15	2015	1Q16

Medicare supplement	$17.7	$16.3	$16.8	$27.6	$78.4	$16.4
Long-term care	5.3	5.6	6.0	6.7	23.6	6.1
Supplemental health	2.0	1.9	1.4	1.6	6.9	1.5
Life	26.4	26.4	22.8	19.6	95.2	22.4
Annuity	10.2	11.1	12.9	13.6	47.8	13.9
Subtotal Bankers Life	61.6	61.3	59.9	69.1	251.9	60.3

Washington National

Supplemental health	21.4	23.9	23.8	24.1	93.2	22.0
Life	1.2	1.8	2.0	2.2	7.2	1.4
Subtotal Washington National	22.6	25.7	25.8	26.3	100.4	23.4

Colonial Penn

Life	21.1	18.5	18.9	15.6	74.1	24.1

Total NAP	$105.3	$105.5	$104.6	$111.0	$426.4	$107.8

CNO Financial Group, Inc.
Total Policies In-force

	1Q15	2Q15	3Q15	4Q15	1Q16
Policies in-force:
Bankers Life	1,521,456	1,528,943	1,532,396	1,531,145	1,531,842
Washington National	953,224	954,310	955,066	955,137	958,833
Colonial Penn	835,555	839,377	842,035	839,317	851,138
Total policies in-force	3,310,235	3,322,630	3,329,497	3,325,599	3,341,813
Third party policies in-force sold by
Bankers Life agents	134,829	136,604	138,479	151,903	147,838
Total policies in-force and third party policies
in-force sold by Bankers Life agents	3,445,064	3,459,234	3,467,976	3,477,502	3,489,651

CNO Financial Group, Inc.
Statutory information - consolidated basis (8) (in millions)	1Q15	2Q15	3Q15	4Q15	2015	1Q16 (a)

Net gain from operations before interest expense and federal income taxes	$91.8	$104.5	$74.3	$124.5	$395.1	$91.4
Interest expense on surplus debentures held by parent company	12.0	12.2	24.1	12.3	60.6	12.1

Net gain from operations before federal income taxes	79.8	92.3	50.2	112.2	334.5	79.3
Federal income tax expense (benefit)	1.0	1.3	(6.4)	(12.0)	(16.1)	(0.6)

Net gain from operations before net realized capital gains (losses)	78.8	91.0	56.6	124.2	350.6	79.9
Net realized capital gains (losses)	(5.9)	(1.0)	(14.0)	2.9	(18.0)	(10.5)

Net income	$72.9	$90.0	$42.6	$127.1	$332.6	$69.4

Capital and surplus	$1,651.5	$1,702.9	$1,684.7	$1,739.2	$1,739.2	$1,717.4
Asset valuation reserve (AVR)	219.1	219.8	204.2	196.9	196.9	201.7

Capital, surplus and AVR	1,870.6	1,922.7	1,888.9	1,936.1	1,936.1	1,919.1

Interest maintenance reserve (IMR)	495.2	489.8	480.8	476.0	476.0	491.6

Total statutory capital, surplus, AVR & IMR	$2,365.8	$2,412.5	$2,369.7	$2,412.1	$2,412.1	$2,410.7

(a)  Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 1Q16 will be filed with the respective insurance regulators on or about May 13, 2016.

Notes

(1) Excludes accumulated other comprehensive income.

(2) Shareholders' equity divided by common shares outstanding.

(3) Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.

(4) Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, other non-operating items, corporate interest expense and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because these items are unrelated to the company's underlying fundamentals.

(5) Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses, net of related amortization and taxes; (ii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (iii) fair value changes related to the agent deferred compensation plan, net of taxes; (iv) loss on extinguishment of debt, net of taxes; (v) changes in the valuation allowance for deferred tax assets; and (vi) other non-operating items consisting primarily of equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, net of taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(6) Management believes that an analysis of EBIT, separated between in-force and new business provides increased clarity around the value drivers of our business, particularly since the new business results are significantly impacted by the rate of sales, mix of business and the distribution channel through which new sales are made. EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. EBIT from in-force business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and in-force business is based on estimates, which we believe are reasonable.

(7)
Adjustments between insurance policy benefits allocated to new and in-force business in the Washington National segment were made to 2015 reported amounts to conform to our current method. This change had no impact on total insurance policy benefits.

(8)
Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.